Putnam
New Value
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-03

[GRAPHIC OMITTED: LIGHTBULB]

[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

After one of the most trying investment periods in recent history, it is with distinct pleasure that we bring you this report of Putnam New Value Fund's strong positive performance for the fiscal year ended August 31, 2003. We are also pleased to report that your fund's results at net asset value were ahead of both its benchmark index and its Lipper category average. You will find the details on the facing page.

The positive results, for the most part, resulted from successful stock selection, aggressive positioning, and the management team's decision to keep virtually all of the fund's assets fully at work throughout the period, attuning the portfolio not only to existing market conditions but also to take advantage of what we see as the gathering economic recovery. In the following pages, the managers discuss their strategy in detail and offer their outlook for the fund in the months ahead.

While no one can make assurances in such matters, market conditions suggest that more favorable days may lie ahead for equity investors. We deeply appreciate your continued confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

October 15, 2003



Report from Fund Management

Fund highlights

* Putnam New Value Fund's class A shares returned 14.30% at net asset value
  (NAV) and 7.69% at public offering price (POP) for the annual period ended August 31, 2003.

* At NAV, class A shares outperformed the benchmark Russell 3000 Value Index, which returned 12.46%. We attribute this to successful stock selection and more aggressive positioning.

* At NAV, class A shares also outperformed the Lipper Multi-Cap Value Funds category average. The average return for the category was 12.61%.

* See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

We are pleased to report that your fund achieved a strong return over the annual period, and that performance was favorable versus the benchmark index and the fund's Lipper peer group. Our strategy of investing in beaten-down companies worked particularly well during the second half of the period, as investors exhibited an increased tolerance for risk, a desire for higher returns, and a preference for stocks with less-than-pristine balance sheets. This is evidenced by the 24.71% return for class A shares at net asset value over the latter half of the fiscal year, the six months ended August 31, 2003. These results were achieved by adhering to the fund's aggressive value strategy, by staying fully invested (no assets sidelined in cash or cash equivalents), and making no sector bets. Of course, a more hospitable market environment was also a positive factor. The fund was able to outpace the benchmark through effective stock selection, which provided exposure to some riskier, but also better performing, holdings not in the benchmark index. Stock selection also helped the fund outperform the Lipper average. As always, our efforts were supported by Putnam's global research organization.

FUND PROFILE

Putnam New Value Fund seeks long-term capital appreciation by investing in common stocks of undervalued, out-of-favor midsize and large com panies that Putnam Investments believes are likely to appreciate over time. The portfolio may be appropriate for investors who seek strong long-term reward potential and are willing to assume proportionate risk.


Market overview

As the period began, investors struggled with gloomy economic reports, talk of war, rising energy prices, and increasing numbers of jobless claims. It was not clear whether the market had succumbed to a second recession, and investors searched for direction amid widespread uncertainty. Sentiment improved somewhat after the swift defeat of Iraq's dictatorial regime by coalition forces. The end of major hostilities in Iraq coincided with a strong and sustained rally in the equities market that continued through the end of the reporting period. Between March and August, favorable economic indicators buoyed investor sentiment further. A combination of productivity gains, tax breaks, continued low interest rates and low inflation spurred GDP growth to an annualized rate of 3.1% in the second calendar quarter of 2003. Capital spending accelerated, particularly in the areas of technology and communications services. As investors became less defensive, sought higher returns, and took on more risk, stocks perceived to have greater risk and reward potential, such as the stocks your fund invests in, rallied more substantially than those of higher quality.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 8/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 3000 Value Index (multi-cap value stocks)                        12.46%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                  14.08%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (small- and midsize-company
growth stocks)                                                           30.39%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                       12.07%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (U.S. government and corporate
bonds)                                                                    4.36%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (municipal bonds)                             3.14%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                     8.74%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/03.
-------------------------------------------------------------------------------

Strategy overview

The process of selecting stocks for the portfolio has not changed. Since 1995, Putnam New Value Fund has pursued capital appreciation by investing in the stocks of large, established companies that are significantly undervalued by the market. The fund invests without regard to a company's market capitalization. It invests in truly large businesses, some of which are so deeply out of favor that their market capitalization has fallen into the small- to mid-cap range. For these purposes, we define large companies as those that have been in business for at least 10 years and generate a minimum of $1 billion in annual revenues. These criteria exclude most former high-fliers that never achieved real substance.

The fund's multi-cap investment strategy targets distressed companies that have the potential for above-average capital appreciation over time and it accepts proportionately higher risks. The fund does not deliberately pursue low volatility or high yield, so it is not positioned to be conservative or defensive. Rather, it is a value fund for investors who have a high tolerance for risk. We balance quantitative methods and fundamental research to enhance return and manage risk. Because the fund's holdings may be more sensitive to company-specific news, its performance may not be closely correlated with the overall market.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                             as of 2/28/03            as of 8/31/03

Banking                           10.0%                    8.6%

Financial                          8.6%                    7.8%

Conglomerates                      6.1%                    7.0%

Oil and gas                        5.4%                    5.6%

Retail                             6.5%                    4.9%

Footnote reads:
This chart shows how the fund's top industry weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.



How fund holdings affected performance

Several stocks were standout performers during the period. Reflecting the broad-based rally, the fund's top contributors were from many different industries: retail, technology, electric utilities, conglomerates, and travel and leisure. The best results came from Rite Aid Corporation, whose stock price had fallen to a record low at the beginning of the fiscal year. One of the nation's largest retail drug-store chains, Rite Aid had suffered financial problems and management issues in 2000 and 2001, and many investors had presumed the company was headed for bankruptcy. Through solid operating performance, improving sales, and a retail environment that was better than some had anticipated, Rite Aid turned around and, in our opinion, is approach ing profitability. The stock nearly doubled in value in the second half of the fiscal year. The fund was rewarded for remaining patient over the long term, while the market came to recognize Rite Aid's potential.

The second-best contributor to performance was Computer Associates International. The company designs, installs, and maintains business-related software that makes data management more efficient,
particularly in the areas of storage, com   put ing, and security. Computer
Associates seemed to appreciate on the mere absence of bad news as investor concern over management and accounting issues began to abate and the stock's low price and competitive market position came into focus.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Tyco International, Ltd.
   Bermuda
   Conglomerates

 2 Fannie Mae
   Financial

 3 Citigroup, Inc.
   Financial

 4 Berkshire Hathaway, Inc.
   Class B
   Conglomerates

 5 U.S. Bancorp
   Banking

 6 Exxon Mobil Corp.
   Oil and gas

 7 Hewlett-Packard Co.
   Computers

 8 Altria Group, Inc.
   Tobacco

 9 Liberty Media Corp.
   Class A
   Media

10 Bank of America Corp.
   Banking

Footnote reads:
These holdings represent 31.0% of the fund's net assets as of 8/31/03. The fund's holdings will change over time.


Edison International, a California-based electric utility, was badly damaged by the California energy crisis. Poor financial performance led to elimination of the stock's dividend payment, and the stock price fell precipitously. How ever, the Supreme Court of California approved a rescue plan that enabled Edison to generate free cash flow and repair its balance sheet. After a couple of years, the company appears to be returning to profitability. We believe Edison's rising stock price is an indication that the company will soon reinstate its dividend. The stock has done well, and we recently took profits. Currently, the fund is maintaining a fairly large position.

Tyco International, a Bermuda-based conglomerate that is the fund's largest holding, came under intense scrutiny for its opaque accounting methods and high-level management issues. Investors lost confidence in the company and, in our opinion, drove the price of shares well below their intrinsic worth. The company took aggressive measures to restore confidence, including installing a new CEO and key managers, refinancing debt, and cleaning up the balance sheet. The stock was up substantially at the end of the period, and as the fund's largest position, Tyco was a major contributor to return.

Though it represented a smaller position, Royal Caribbean was an excellent performer during the period. The fund was able to buy shares at very reasonable prices when travel dropped off sharply after September 11, 2001, and travel-related stocks declined. The company managed its business successfully through this and another tough period when, preceding the war with Iraq, discretionary travel was again curtailed. After major hostilities ceased, as the market showed signs of recovery, sentiment was somewhat more optimistic, and the stock rallied strongly. We reduced the fund's position and locked in a substantial profit.

As is generally the case with this or any fund, some stocks fail to perform to their full potential during a fiscal reporting period. As long as our opinion of the stock has not changed, we typically will remain patient and wait it out. If prices fall lower, we often take the opportunity to buy more shares. Although their negative returns dampened current performance, we believe that over the long run, several of these stocks have the potential to more than compensate for the losses. Cigna Corporation, Fannie Mae, El Paso Corp., and Berkshire Hathaway disappointed over this reporting period, but we hope to be able to highlight them as strong contributors in the months to come.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

David L. King, Portfolio Leader of Putnam New Value Fund, was featured in the September 21, 2003, issue of the New York Times. In the article entitled, "David. L. King runs the Putnam New Value Fund with aplomb," Mr. King discussed the objective of the fund as well as the disciplined stock selection strategy the team uses to manage the portfolio.

The fund's management team

The fund is managed by the Putnam Large-Cap Value Team. The members of the team are David L. King (Portfolio Leader), Mike Abata (Portfolio Member), Bartlett Geer, Deborah Kuenstner, Coleman Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our short-term outlook for the fund is quite favorable, but we must temper our enthusiasm with two observations. The market has been advancing for nearly a year, and consequently, the very strong returns of the most recent six months may not be sustainable. Also, the government's fiscal and monetary policies have added tremendous liquidity to the economy and raised the possibility of an eventual increase in inflation, interest rates, or both. Unrest and instability in many oil-producing areas of the world have contributed to stubbornly high prices for petroleum products. As we head into the winter season, high heating oil and gasoline prices may prove taxing for consumers and could dampen consumer sentiment. We anticipate that the market may experience higher than normal volatility going forward. Despite these clouds on the horizon, we believe the fund is positioned to generate an attractive return. As always, we remain committed to helping you pursue your financial goals by seeking to identify out-of-favor stocks with strong potential for capital appreciation in all market environments.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended August 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. A profile of your fund's strategy appears on the first page of this report. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. See page 9 for definitions of some terms used in this section.

-------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/03
-------------------------------------------------------------------------------
                     Class A       Class B        Class C        Class M
(inception dates)   (1/3/95)      (2/26/96)      (7/26/99)       (2/26/96)
-------------------------------------------------------------------------------
                   NAV    POP    NAV    CDSC    NAV    CDSC     NAV     POP
-------------------------------------------------------------------------------
1 year           14.30%  7.69%  13.55%  8.55%  13.48%  12.48%  13.76%  9.78%
-------------------------------------------------------------------------------
5 years          53.52  44.72   47.75  45.75   47.78   47.78   49.70  44.49
Annual average    8.95   7.67    8.12   7.83    8.12    8.12    8.40   7.64
-------------------------------------------------------------------------------
Life of fund    156.83 142.02  140.44 140.44  140.37  140.37  145.99 137.38
Annual average   11.51  10.75   10.66  10.66   10.66   10.66   10.96  10.50
-------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/03

                                                 Lipper
                                                Multi-Cap
                     Russell 3000              Value Funds
                      Value Index            category average*
-------------------------------------------------------------------------------
1 year                  12.46%                    12.61%
-------------------------------------------------------------------------------
5 years                 32.78                     40.30
Annual average           5.83                      6.68
-------------------------------------------------------------------------------
Life of fund           176.11                    153.73
Annual average          12.43                     11.03
-------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 5-year, and life-of-fund periods ended 8/31/03, there were 479, 233, and 106 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 1/3/95 to 8/31/03

                Fund's class A        Russell 3000
Date            shares at POP          Value Index

1/3/95              9,425                10,000
8/31/95            11,674                12,471
8/31/96            14,043                14,588
8/31/97            18,086                20,321
8/31/98            15,765                20,794
8/31/99            20,373                26,769
8/31/00            21,623                28,051
8/31/01            24,463                28,079
8/31/02            21,174                24,552
8/31/03           $24,202               $27,611

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $24,044 and $24,037, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $24,599 ($23,738 at public offering price). See first page of performance section for performance calculation method.

-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/03
-------------------------------------------------------------------------------
                          Class A     Class B     Class C     Class M
-------------------------------------------------------------------------------
Distributions (number)       1           --          --          --
-------------------------------------------------------------------------------
Income                    $0.076         --          --          --
-------------------------------------------------------------------------------
Total                     $0.076         --          --          --
-------------------------------------------------------------------------------
Share value:            NAV   POP       NAV         NAV       NAV   POP
-------------------------------------------------------------------------------
8/31/02               $12.22  $12.97   $12.03     $12.02    $12.14  $12.58
-------------------------------------------------------------------------------
8/31/03                13.88   14.73    13.66      13.64     13.81   14.31
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------
                      Class A          Class B           Class C          Class M
(inception dates)    (1/3/95)         (2/26/96)         (7/26/99)         (2/26/96)
---------------------------------------------------------------------------------------
                    NAV    POP        NAV   CDSC       NAV    CDSC       NAV     POP
---------------------------------------------------------------------------------------
1 year             28.37%  20.94%    27.44%  22.44%   27.46%  26.46%    27.86%   23.35%
---------------------------------------------------------------------------------------
5 years            41.74   33.62     36.39   34.39    36.46   36.46     38.36    33.54
Annual average      7.22    5.97      6.40    6.09     6.41    6.41      6.71     5.95
---------------------------------------------------------------------------------------
Life of fund      153.50  138.89    137.10  137.10   137.20  137.20    142.78   134.29
Annual average     11.23   10.48     10.38   10.38    10.39   10.39     10.68    10.23
---------------------------------------------------------------------------------------




Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Russell 3000 Value Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell 3000 Index chosen for their value orientation.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell Midcap Growth Index is an unmanaged index of all medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed- income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Credit Index is an unmanaged index of corporate bonds.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam New Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Value Fund (the "fund") at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 8, 2003


The fund's portfolio
August 31, 2003

Common stocks (97.6%) (a)
Number of shares                                                          Value

Aerospace and Defense (4.1%)
-------------------------------------------------------------------------------
       516,900 Boeing Co. (The)                                     $19,326,891
       468,100 Lockheed Martin Corp.                                 23,980,763
       302,200 Rockwell Collins, Inc.                                 8,174,510
                                                                 --------------
                                                                     51,482,164

Automotive (1.5%)
-------------------------------------------------------------------------------
       347,600 Lear Corp. (NON)                                      19,309,180

Banking (8.6%)
-------------------------------------------------------------------------------
       378,300 Bank of America Corp.                                 29,980,275
       167,900 M&T Bank Corp.                                        14,143,896
       315,800 Northern Trust Corp.                                  13,339,392
       274,100 State Street Corp.                                    12,046,695
     1,604,600 U.S. Bancorp                                          38,349,940
                                                                 --------------
                                                                    107,860,198

Beverage (1.1%)
-------------------------------------------------------------------------------
       553,900 Pepsi Bottling Group, Inc. (The)                      13,360,068

Building Materials (1.0%)
-------------------------------------------------------------------------------
       508,600 Masco Corp.                                           12,608,194

Chemicals (3.7%)
-------------------------------------------------------------------------------
       252,400 Avery Dennison Corp.                                  13,818,900
       569,000 Dow Chemical Co. (The)                                19,647,570
     1,182,900 Hercules, Inc. (NON)                                  13,248,480
                                                                 --------------
                                                                     46,714,950

Coal (1.0%)
-------------------------------------------------------------------------------
       523,800 Arch Coal, Inc.                                       12,021,210

Computers (2.6%)
-------------------------------------------------------------------------------
     1,652,637 Hewlett-Packard Co.                                   32,920,529

Conglomerates (7.0%)
-------------------------------------------------------------------------------
        15,180 Berkshire Hathaway, Inc. Class B
               (NON)                                                 38,405,400
     2,417,700 Tyco International, Ltd. (Bermuda)                    49,756,265
                                                                 --------------
                                                                     88,161,665

Consumer Finance (3.3%)
-------------------------------------------------------------------------------
       294,519 Capital One Financial Corp.                           15,727,315
       672,600 MBNA Corp.                                            15,698,484
       959,400 Providian Financial Corp. (NON)                        9,833,850
                                                                 --------------
                                                                     41,259,649

Consumer Goods (1.0%)
-------------------------------------------------------------------------------
       224,800 Fortune Brands, Inc.                                  12,678,720

Consumer Services (0.7%)
-------------------------------------------------------------------------------
     2,262,900 Service Corp. International (NON)                      9,051,600

Containers (0.7%)
-------------------------------------------------------------------------------
       740,800 Owens-Illinois, Inc. (NON)                             8,482,160

Electric Utilities (4.6%)
-------------------------------------------------------------------------------
     1,619,900 CenterPoint Energy, Inc.                              13,752,951
     1,572,300 Edison International (NON)                            29,653,578
       504,700 FirstEnergy Corp.                                     14,767,522
                                                                 --------------
                                                                     58,174,051

Energy (1.6%)
-------------------------------------------------------------------------------
       154,600 BJ Services Co. (NON)                                  5,777,402
       565,500 Halliburton Co.                                       13,673,790
                                                                 --------------
                                                                     19,451,192

Financial (7.8%)
-------------------------------------------------------------------------------
     1,114,400 Citigroup, Inc.                                       48,309,240
       760,400 Fannie Mae                                            49,266,316
                                                                 --------------
                                                                     97,575,556

Forest Products and Packaging (1.7%)
-------------------------------------------------------------------------------
       387,300 Boise Cascade Corp.                                   10,553,925
       702,300 Smurfit-Stone Container Corp.                         11,082,294
                                                                 --------------
                                                                     21,636,219

Health Care Services (3.8%)
-------------------------------------------------------------------------------
       320,200 AmerisourceBergen Corp.                               18,638,842
       222,900 Cardinal Health, Inc.                                 12,689,697
       332,200 CIGNA Corp.                                           15,839,296
                                                                 --------------
                                                                     47,167,835

Household Furniture and Appliances (1.1%)
-------------------------------------------------------------------------------
       193,100 Whirlpool Corp.                                       13,435,898

Insurance (3.2%)
-------------------------------------------------------------------------------
       614,300 ACE, Ltd. (Bermuda)                                   19,780,460
       200,700 Chubb Corp. (The)                                     13,635,558
       432,900 UnumProvident Corp.                                    6,103,890
                                                                 --------------
                                                                     39,519,908

Investment Banking/Brokerage (2.6%)
-------------------------------------------------------------------------------
       672,600 JPMorgan Chase & Co.                                  23,016,372
       172,300 Merrill Lynch & Co., Inc.                              9,266,294
                                                                 --------------
                                                                     32,282,666

Lodging/Tourism (0.8%)
-------------------------------------------------------------------------------
       312,940 Royal Caribbean Cruises, Ltd.                          9,748,081

Machinery (0.8%)
-------------------------------------------------------------------------------
       172,100 Ingersoll-Rand Co. Class A (Bermuda)                  10,243,392

Media (3.9%)
-------------------------------------------------------------------------------
     2,561,400 Liberty Media Corp. Class A (NON)                     30,992,940
       883,700 Walt Disney Co. (The)                                 18,115,850
                                                                 --------------
                                                                     49,108,790

Metals (0.8%)
-------------------------------------------------------------------------------
       329,600 Alcoa, Inc.                                            9,413,376

Natural Gas Utilities (0.9%)
-------------------------------------------------------------------------------
       682,200 El Paso Corp.                                          5,007,348
       353,900 Southern Union Co. (NON)                               5,966,754
                                                                 --------------
                                                                     10,974,102

Oil & Gas (5.6%)
-------------------------------------------------------------------------------
       349,800 ConocoPhillips                                        19,532,832
       990,300 Exxon Mobil Corp.                                     37,334,310
       422,800 Unocal Corp.                                          12,946,136
                                                                 --------------
                                                                     69,813,278

Pharmaceuticals (1.4%)
-------------------------------------------------------------------------------
       307,900 Abbott Laboratories                                   12,408,370
       364,100 King Pharmaceuticals, Inc. (NON)                       5,115,605
                                                                 --------------
                                                                     17,523,975

Photography/Imaging (1.6%)
-------------------------------------------------------------------------------
     1,888,600 Xerox Corp. (NON)                                     20,359,108

Railroads (2.9%)
-------------------------------------------------------------------------------
       627,600 Norfolk Southern Corp.                                11,949,504
       398,100 Union Pacific Corp.                                   24,260,214
                                                                 --------------
                                                                     36,209,718

Real Estate (0.7%)
-------------------------------------------------------------------------------
       198,100 Boston Properties, Inc. (R)                            8,508,395

Regional Bells (3.0%)
-------------------------------------------------------------------------------
       454,904 BellSouth Corp.                                       11,463,581
     1,606,300 Qwest Communications International,
               Inc. (NON)                                             7,148,035
       822,000 SBC Communications, Inc.                              18,486,780
                                                                 --------------
                                                                     37,098,396

Restaurants (2.0%)
-------------------------------------------------------------------------------
       602,100 Darden Restaurants, Inc.                              13,125,780
       554,600 McDonald's Corp.                                      12,434,132
                                                                 --------------
                                                                     25,559,912

Retail (4.9%)
-------------------------------------------------------------------------------
     1,220,900 JC Penney Co., Inc. (Holding Co.)                     25,907,498
       716,005 Limited, Inc. (The)                                   12,143,445
       708,300 Office Depot, Inc. (NON)                              12,919,392
     1,956,600 Rite Aid Corp. (NON)                                   9,880,830
                                                                 --------------
                                                                     60,851,165

Software (1.1%)
-------------------------------------------------------------------------------
       524,600 Computer Associates International,
               Inc.                                                  13,445,498

Telecommunications (1.0%)
-------------------------------------------------------------------------------
       873,800 Sprint Corp. (FON Group)                              12,906,026

Tobacco (2.5%)
-------------------------------------------------------------------------------
       770,100 Altria Group, Inc.                                    31,743,522

Waste Management (1.0%)
-------------------------------------------------------------------------------
       490,500 Republic Services, Inc. (NON)                         12,076,110
                                                                 --------------
               Total Common stocks (cost $1,080,979,766)         $1,220,736,456

Convertible preferred stocks (0.6%) (a) (cost $5,534,515)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       107,000 Xerox Corp. 144A $3.75 cv. pfd.                       $7,155,625

Short-term investments (4.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $20,886,031 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 1.00% to
               1.08% and due dates ranging  from
               September 2, 2003 to October 24,
               2003 (d)                                             $20,872,867
    29,526,272 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.94% to 1.22%
               and due dates ranging from September
               2, 2003 to October 22, 2003 (d)                       29,526,272
                                                                 --------------
               Total Short-term investments (cost $50,399,139)      $50,399,139

-------------------------------------------------------------------------------
               Total Investments
               (cost $1,136,913,420)                             $1,278,291,220
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,250,423,625.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
August 31, 2003

Assets
-----------------------------------------------------------------------------
Investments in securities, at value, including $20,695,705 of
securities on loan (identified cost $1,136,913,420) (Note 1)   $1,278,291,220
-----------------------------------------------------------------------------
Dividends, interest and other receivables                           1,373,797
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,277,766
-----------------------------------------------------------------------------
Receivable for securities sold                                      6,740,145
-----------------------------------------------------------------------------
Total assets                                                    1,288,682,928

Liabilities
-----------------------------------------------------------------------------
Payable for securities purchased                                   12,274,603
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                          2,039,403
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,936,493
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            246,858
-----------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 78,620
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,571
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                684,326
-----------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 20,872,867
-----------------------------------------------------------------------------
Other accrued expenses                                                124,562
-----------------------------------------------------------------------------
Total liabilities                                                  38,259,303
-----------------------------------------------------------------------------
Net assets                                                     $1,250,423,625

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,272,921,188
-----------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        8,659,446
-----------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (172,534,809)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments                        141,377,800
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                    $1,250,423,625

Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value and redemption price per class A share
($688,610,080 divided by 49,598,469 shares)                            $13.88
-----------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.88)*                $14.73
-----------------------------------------------------------------------------
Net asset value and offering price per class B share
($424,744,849 divided by 31,103,706 shares)**                          $13.66
-----------------------------------------------------------------------------
Net asset value and offering price per class C share
($31,769,524 divided by 2,329,015 shares)**                            $13.64
-----------------------------------------------------------------------------
Net asset value and redemption price per class M share
($32,333,708 divided by 2,341,110 shares)                              $13.81
-----------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.81)*                $14.31
-----------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y
share ($72,965,464 divided by 5,249,276 shares)                        $13.90
-----------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended August 31, 2003

Investment income:
--------------------------------------------------------------------------
Dividends (net of foreign tax of $105,370)                     $23,160,040
--------------------------------------------------------------------------
Interest                                                         1,582,116
--------------------------------------------------------------------------
Securities lending                                                  71,021
--------------------------------------------------------------------------
Total investment income                                         24,813,177

Expenses:
--------------------------------------------------------------------------
Compensation of Manager (Note 2)                                 7,154,425
--------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                   1,957,311
--------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                          43,537
--------------------------------------------------------------------------
Administrative services (Note 2)                                    21,746
--------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                            1,524,147
--------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                            3,913,741
--------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                              290,789
--------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                              236,916
--------------------------------------------------------------------------
Other                                                            1,270,589
--------------------------------------------------------------------------
Total expenses                                                  16,413,201
--------------------------------------------------------------------------
Expense reduction (Note 2)                                        (220,021)
--------------------------------------------------------------------------
Net expenses                                                    16,193,180
--------------------------------------------------------------------------
Net investment income                                            8,619,997
--------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)              (128,385,351)
--------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                   (143,138)
--------------------------------------------------------------------------
Net unrealized appreciation of investments during the year     261,203,112
--------------------------------------------------------------------------
Net gain on investments                                        132,674,623
--------------------------------------------------------------------------
Net increase in net assets resulting from operations          $141,294,620
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                       Year ended August 31
Increase (decrease) in net assets                     2003              2002
----------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------
Net investment income                           $8,619,997        $6,910,203
----------------------------------------------------------------------------
Net realized loss on investments              (128,528,489)      (32,126,299)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                 261,203,112      (180,236,896)
----------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                      141,294,620      (205,452,992)
----------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
----------------------------------------------------------------------------
  From net investment income
    Class A                                     (3,813,645)       (4,116,495)
----------------------------------------------------------------------------
    Class B                                             --          (507,987)
----------------------------------------------------------------------------
    Class C                                             --           (77,258)
----------------------------------------------------------------------------
    Class M                                             --           (93,107)
----------------------------------------------------------------------------
    Class Y                                       (478,490)         (277,835)
----------------------------------------------------------------------------
From net realized short-term gain on investments
    Class A                                             --        (4,073,615)
----------------------------------------------------------------------------
    Class B                                             --        (4,021,565)
----------------------------------------------------------------------------
    Class C                                             --          (244,651)
----------------------------------------------------------------------------
    Class M                                             --          (294,840)
----------------------------------------------------------------------------
    Class Y                                             --          (207,829)
----------------------------------------------------------------------------
From net realized long-term gain on investments
    Class A                                             --       (11,363,240)
----------------------------------------------------------------------------
    Class B                                             --       (11,218,051)
----------------------------------------------------------------------------
    Class C                                             --          (682,446)
----------------------------------------------------------------------------
    Class M                                             --          (822,448)
----------------------------------------------------------------------------
    Class Y                                             --          (579,734)
----------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                          (96,324,402)      156,850,265
----------------------------------------------------------------------------
Total increase (decrease) in net assets         40,678,083       (87,183,828)

Net assets
----------------------------------------------------------------------------
Beginning of year                            1,209,745,542     1,296,929,370
----------------------------------------------------------------------------
End of year (including undistributed net
investment income of $8,659,446 and
$4,206,772, respectively)                   $1,250,423,625    $1,209,745,542
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------
Per-share                                                                 Year ended August 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $12.22          $14.58          $13.08          $13.98          $12.01
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .13             .12             .16             .16             .15
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.61           (2.02)           1.55             .49            3.27
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.74           (1.90)           1.71             .65            3.42
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.08)           (.10)           (.21)           (.16)           (.13)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --            (.36)             --           (1.39)          (1.32)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.08)           (.46)           (.21)          (1.55)          (1.45)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $13.88          $12.22          $14.58          $13.08          $13.98
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           14.30          (13.45)          13.14            6.13           29.23
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $688,610        $633,088        $605,706        $331,658        $400,555
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.18            1.09            1.11            1.15            1.09
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         1.05             .86            1.10            1.32            1.04
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           57.16           68.12           69.71           82.68           87.23
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------
Per-share                                                              Year ended August 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $12.03          $14.39          $12.92          $13.80          $11.87
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .04             .02             .05             .07             .04
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.59           (2.01)           1.53             .49            3.23
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.63           (1.99)           1.58             .56            3.27
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                   --            (.01)           (.11)           (.05)           (.02)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --            (.36)             --           (1.39)          (1.32)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --            (.37)           (.11)          (1.44)          (1.34)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $13.66          $12.03          $14.39          $12.92          $13.80
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           13.55          (14.15)          12.27            5.36           28.14
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $424,745        $457,303        $583,543        $314,364        $423,948
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.93            1.84            1.86            1.90            1.84
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          .32             .12             .34             .57             .29
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           57.16           68.12           69.71           82.68           87.23
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------
                                                                                                               For the
                                                                                                                period
                                                                                                          July 26,1999+
Per-share                                                         Year ended August 31                    to August 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $12.02          $14.39          $12.97          $13.97          $15.04
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                   .04             .02             .04             .08            (.02)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.58           (2.00)           1.55             .46           (1.05)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.62           (1.98)           1.59             .54           (1.07)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                   --            (.03)           (.17)           (.15)             --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --            (.36)             --           (1.39)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --            (.39)           (.17)          (1.54)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $13.64          $12.02          $14.39          $12.97          $13.97
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           13.48          (14.11)          12.33            5.22           (7.12)*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $31,770         $32,446         $33,093          $6,470            $561
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.93            1.84            1.86            1.90             .19*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                          .31             .11             .26             .62            (.18)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           57.16           68.12           69.71           82.68           87.23
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------
Per-share                                                                Year ended August 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $12.14          $14.48          $13.00          $13.88          $11.93
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .07             .05             .09             .10             .08
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.60           (2.00)           1.53             .49            3.24
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.67           (1.95)           1.62             .59            3.32
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                   --            (.03)           (.14)           (.08)           (.05)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --            (.36)             --           (1.39)          (1.32)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --            (.39)           (.14)          (1.47)          (1.37)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $13.81          $12.14          $14.48          $13.00          $13.88
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           13.76          (13.81)          12.53            5.62           28.46
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $32,334         $35,610         $46,055         $26,692         $37,367
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.68            1.59            1.61            1.65            1.59
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          .56             .37             .60             .81             .54
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           57.16           68.12           69.71           82.68           87.23
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------------------------
                                                                                                           For the
                                                                                                            period
                                                                                  Year ended          July 3, 2001+
Per-share                                                                          August 31          to August 31
operating performance                                                         2003            2002            2001
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                         $12.23          $14.59          $15.49
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                      .15             .15             .02
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                    1.63           (2.02)           (.92)
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                         1.78           (1.87)           (.90)
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                                                             (.11)           (.13)             --
-------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                  --            (.36)             --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (.11)           (.49)             --
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                               $13.90          $12.23          $14.59
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                       14.67          (13.25)          (5.81)*
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                             $72,965         $51,298         $28,533
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                      .93             .84             .14*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                     1.27            1.08             .16*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                       57.16           68.12           69.71
-------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
August 31, 2003


Note 1
Significant accounting policies

Putnam New Value Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2003, the value of securities loaned amounted to $20,695,705. The fund received cash collateral of $20,872,867 which is pooled with collateral of other Putnam funds into 32 issuers of high-grade short-term investments.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2003, the fund had a capital loss carryover of $94,925,641 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover            Expiration
-------------------------------------------------
    $6,219,447            August 31, 2010
    88,706,194            August 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2004 $51,624,800 of losses recognized during the period November 1, 2002 to August 31, 2003.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, non-taxable dividends, realized gains and losses on certain futures contracts and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2003, the fund reclassified $124,812 to increase undistributed net investment income and $124,812 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $174,391,555
Unrealized depreciation            (58,998,123)
                                  ------------
Net unrealized appreciation        115,393,432
Undistributed ordinary income        8,622,321
Capital loss carryforward          (94,925,641)
Post October loss                  (51,624,800)
Cost for federal income
tax purposes                    $1,162,897,788

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, August 31, 2003, the fund's expenses were reduced by $220,021 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,024 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $173,713 and $3,537 from the sale of class A and class M shares, respectively, and received $721,622 and $4,718 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2003, Putnam Retail Management, acting as underwriter, received $17,073 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended August 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $638,114,130 and $740,277,237, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                           --               $--
----------------------------------------------------------------
Options opened                         253,696           253,696
Options exercised                     (253,696)         (253,696)
Options expired                             --                --
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

Note 4
Capital shares

At August 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         17,101,914      $207,417,368
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       298,493         3,584,935
----------------------------------------------------------------
                                    17,400,407       211,002,303

Shares repurchased                 (19,627,405)     (232,451,040)
----------------------------------------------------------------
Net decrease                        (2,226,998)     $(21,448,737)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         31,132,178      $426,620,793
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,331,883        18,579,764
----------------------------------------------------------------
                                    32,464,061       445,200,557

Shares repurchased                 (22,182,120)     (296,487,348)
----------------------------------------------------------------
Net increase                        10,281,941      $148,713,209
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,804,632      $105,124,847
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     8,804,632       105,124,847

Shares repurchased                 (15,703,571)     (182,046,714)
----------------------------------------------------------------
Net decrease                        (6,898,939)     $(76,921,867)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         20,228,349      $273,612,913
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,030,890        14,257,196
----------------------------------------------------------------
                                    21,259,239       287,870,109

Shares repurchased                 (23,797,008)     (314,653,066)
----------------------------------------------------------------
Net decrease                        (2,537,769)     $(26,782,957)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,105,030       $13,255,944
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,105,030        13,255,944

Shares repurchased                  (1,475,952)      (17,209,007)
----------------------------------------------------------------
Net decrease                          (370,922)      $(3,953,063)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,642,269       $22,264,234
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        59,773           824,859
----------------------------------------------------------------
                                     1,702,042        23,089,093

Shares repurchased                  (1,302,344)      (17,011,599)
----------------------------------------------------------------
Net increase                           399,698        $6,077,494
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            674,203        $8,191,904
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                       674,203         8,191,904

Shares repurchased                  (1,267,090)      (15,218,596)
----------------------------------------------------------------
Net decrease                          (592,887)      $(7,026,692)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,257,726       $17,154,106
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           84,267         1,171,321
----------------------------------------------------------------
                                     1,341,993        18,325,427

Shares repurchased                  (1,588,294)      (20,977,740)
----------------------------------------------------------------
Net decrease                          (246,301)      $(2,652,313)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,242,680       $27,247,307
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        39,874           478,490
----------------------------------------------------------------
                                     2,282,554        27,725,797

Shares repurchased                  (1,227,020)      (14,699,840)
----------------------------------------------------------------
Net increase                         1,055,534       $13,025,957
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,303,895       $45,659,866
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        76,426         1,065,398
----------------------------------------------------------------
                                     3,380,321        46,725,264

Shares repurchased                  (1,142,061)      (15,230,432)
----------------------------------------------------------------
Net increase                         2,238,260       $31,494,832
----------------------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2003, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice President and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.


Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).


Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


Lawrence J. Lasser* (11/1/42), Trustee since 1992

Mr. Lasser is the President and Chief Executive Officer of Putnam
Investments, LLC since 1985. He started his career at Putnam in 1969.

Mr. Lasser is a Director of Marsh & McLennan Companies, Inc. (the parent company of Putnam Investments). He is also a member of the Board of Governors of the Investment Company Institute (the national association for the U.S. investment company industry). Mr. Lasser is a Director of the United Way of Massachusetts Bay, a Trustee of the Museum of Fine Arts, Boston, and a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston. He is also a member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

Mr. Lasser is a graduate of Antioch College and Harvard Business School.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of August 31, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Putnam is a leader in
global money management

[GRAPHIC OMITTED: PAINTING]

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, one of the first funds to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has over $270 billion in assets under management, over 100 mutual funds, nearly 12 million shareholder accounts, and over 2,300 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.

Information as of 8/31/03.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government
  Income Fund
Money Market Fund+
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund+
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

-------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
-------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

No Bank Guarantee May Lose Value Not FDIC Insured

AN025-203386  274/2BF/2BG  10/03



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam New Value Fund
Supplement to Annual Report dated 8/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 8/31/03

                                                                        NAV

1 year                                                                14.67%
5 years                                                               54.47
Annual average                                                         9.09
Life of fund (since class A inception, 1/3/95)                       158.42
Annual average                                                        11.59

Share value:                                                            NAV

8/31/02                                                              $12.23
8/31/03                                                              $13.90

----------------------------------------------------------------------------

Distributions:           No.       Income    Capital gains           Total
                          1        $0.107         --                $0.107

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: October 29, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: October 29, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: October 29, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: October 29, 2003






Putnam
International
Capital Opportunities
Fund*

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-03

[GRAPHIC OMITTED: JEWELRY BOX]

*Formerly Putnam International Voyager Fund

[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Putnam International Capital Opportunities Fund delivered mildly positive results for the 12 months ended August 31, 2003. While the fund at net asset value outperformed its Lipper category average, it underperformed its benchmark index. You will find the details on the facing page.

The results stand in marked contrast to the negative performance registered for the preceding fiscal year. However, as we noted in the fund's report for fiscal 2002, part of the management team's strategy during the global market declines was to position the portfolio for an eventual recovery. The strategy was vindicated to some extent during fiscal 2003, though the fund's internationally constructed portfolio did not enjoy the vibrant market recovery experienced by U.S.-oriented portfolios. In the following report, the managers discuss current strategy in detail and offer their views on prospects for the months ahead.

As the fund begins a new fiscal year that we hope will bring renewed strength to the international equity markets, what we told you at the midpoint of the fiscal year bears repeating. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

October 15, 2003


Report from Fund Management

Fund highlights

* During its 2003 fiscal year, which ended August 31, 2003, Putnam International Capital Opportunities Fund class A shares returned 9.67% at net asset value and 3.33% at public offering price.

* Due to differences in portfolio composition, the fund underperformed the Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Extended Markets Index, its benchmark, which returned 20.25%. The index benefited from the strong performance of micro-capitalization stocks.

* The fund, at net asset value, outperformed the 7.51% average return of its peer group, the Lipper International Funds category, as the small- and mid-capitalization stocks the fund favors outperformed international large-company stocks typically favored by most funds in the category.

* See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

* As announced in the fund's previous semiannual report, on April 30, 2003, the fund's name was changed from Putnam International Voyager Fund to Putnam International Capital Opportunities Fund. The fund's objective remains the same.

Performance commentary

International market performance during the fund's fiscal year, which ended August 31, 2003, was characterized by a massive crisis of confidence in the global economy and geopolitical situation, followed by a sustained recovery in later months. The first half of the period was extremely negative for international small and midsize companies, but with the restoration of confidence during the second half of the period, stocks of these companies had quite strong results. We had positioned the fund early in the period to benefit from the economic acceleration we had expected, but since this acceleration did not occur until late in the period, several holdings had disappointing results. Fortunately, overall performance strengthened toward the period's end, as the outlook for global economic growth improved.


FUND PROFILE

Putnam International Capital Opportunities Fund seeks long-term capital appreciation by investing primarily in the stocks of small and midsize companies in a variety of countries outside the United States. The fund managers look for stocks that offer a combination of growth potential and attractive valuations. The fund may be appropriate for investors seeking long-term growth of capital who can accept the additional risks of investing in international small and midsize stocks.


Market overview

After a brief rally in the first months of the fund's fiscal year, international stock markets turned negative as the global economy slumped and the diplomatic crisis surrounding Iraq intensified. The major economies outside the United States, such as Japan, Germany, and France, all lost momentum. During the winter months, the outbreak of SARS had a damaging effect on Asian economies. At the same time, the U.S. dollar weakened significantly against the euro and, to a lesser degree, against other major currencies. This trend hurt many international stocks because, given global trade patterns, many multinational companies have earnings denominated in dollars. The small and midsize companies held in your fund felt the ramifications of this because many are suppliers to larger multinational companies that had to cut back on spending as the dollar weakened.

Conditions changed considerably in the spring. U.S. and U.K. forces invaded and occupied Iraq relatively quickly, reducing uncertainty in international markets. SARS was contained, though not eradicated, which helped major Asian cities like Hong Kong and Taipei, as well as Toronto, Canada, return to normal. However, we believe the most powerful factor in the recovery was monetary stimulus from central banks around the world -- the U.S. Federal Reserve, the European Central Bank, the Bank of Japan, and the Bank of England, among others. These banks provided tremendous liquidity to the markets, supporting consumer spending and financial markets and triggering an increase in economic growth. These conditions helped all markets and sectors, but had the most powerful effects on areas that had been out of favor, such as technology and telecommunications stocks. Also, micro-capitalization stocks -- those with a market capitalization less than $500 million -- surged ahead. We own few micro-caps in this fund because of their risks -- many have only one profitable product or service -- but their strong results indicate rising investor confidence that the global economy is improving.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 8/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Citigroup World Ex-U.S. Extended Markets Index
(international small- and midsize-company stocks)                      20.25%
-------------------------------------------------------------------------------
MSCI EAFE Index (international large-company stocks)                    9.11%
-------------------------------------------------------------------------------
Russell 2500 Index (U.S. small- and midsize-company stocks)            26.57%
-------------------------------------------------------------------------------
S&P 500 Index (broad U.S. stock market)                                12.07%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index  (broad U.S. bond market)                   4.36%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and Agency
securities)                                                             2.99%
-------------------------------------------------------------------------------
CSFB High Yield Bond Index                                             23.11%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/03.
-------------------------------------------------------------------------------

Strategy overview

While following our blend strategy to identify stocks we believe to have both earnings growth and attractive valuations, we positioned the fund to benefit from a recovery in the global economy. This decision hurt performance for the first several months of the period because, as already described, most international economies grew weaker rather than stronger. Fortunately, the fund's broad diversification helped to mitigate some of the damage. Fund holdings in the consumer staples sector, for example, did relatively well.

We modified the fund's strategy during the year because our fundamental research was identifying an increasing number of attractive opportunities in Japan and other Asian markets. While Japan's economy has improved modestly, its corporate sector has taken the need to restructure quite seriously. When we began finding many companies in Japan and South Korea that we believed had the combination of growth prospects and valuations we seek, in conjunction with a global upturn in the business for electrical, telecommunication, and technology products, we began increasing the fund's holdings in these countries. To invest more in Asia, we sold many holdings in the United Kingdom that we believed had reached fair valuations. We kept the fund's positions in continental Europe at about the same level and continued to underweight Canada and, to a lesser extent, Australia, which we consider less likely to benefit from the trend of global economic recovery.

With regard to sectors, we reduced exposure to consumer staples stocks, which have, historically, tended to lag in a recovery, and increased exposure to technology stocks. We also reduced exposure to consumer cyclicals, particularly in the media sector, because advertising spending still appears subdued.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                             as of 2/28/03    as of 8/31/03

Japan                           19.4%            23.5%

United Kingdom                  21.7%            15.3%

France                           8.5%             8.3%

Sweden                           3.3%             6.6%

Switzerland                      6.2%             5.7%

Footnote reads:
This chart shows how the fund's top country weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.



How fund holdings affected performance

As an indication of our increased exposure to Asian markets, we would like to highlight three Asian holdings that had strong results toward the end of the period. ASE Test of Taiwan is a semiconductor testing company. The stock has performed well over the past several months as fundamental conditions in the semiconductor industry have improved. In South Korea, the fund owns Samsung SDI, which makes liquid crystal displays for cell phone handsets and is a leader in plasma display panels. This stock appreciated significantly. In Japan, Brother Industries, one of the fund's top ten holdings, contributed positively to fund performance because of sales in its new line of multi-function printers.

Other holdings that performed well include Frontline, a Norwegian company that operates a fleet of oil tankers. When oil prices rose and production began to increase after the Iraq war, we sold this holding at a profit because it had reached what we considered fair value. In the United Kingdom, the fund owns Galen Holdings, a company that has been growing through strategic acquisitions that have consolidated its niche positions within women's health and dermatological products. The portfolio also holds MAN AG, a German industrial conglomerate, which has performed well thanks to an important restructuring in which it sold non-core businesses.

Stocks that did not perform well for the fund included several cyclical stocks that declined as economies continued to struggle. One of the worst cases was Van der Moolen Holdings, a financial company based in the Netherlands. As a specialist on the New York Stock Exchange, Van der Moolen profits from high trading volumes and volatility in the market. Surprisingly, market volatility has declined in the past year and a larger share of trades was made with computer programs. These developments reduced profit margins for Van der Moolen.


[GRAPHIC OMITTED: TOP INDUSTRY WEIGHTINGS AS OF 8/31/03]

TOP INDUSTRY WEIGHTINGS AS OF 8/31/03

Banking                       7.7%

Electronics                   7.5%

Automotive                    5.1%

Retail                        4.1%

Engineering
and construction              3.9%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.


With Hagemeyer, another Dutch company, we liked the stock valuation and the company's electronics distribution business, but Hagemeyer carried high levels of debt that it had used to finance acquisitions. European markets penalized highly leveraged companies during the past year because they were considered too risky. We sold the Hagemeyer position because we thought the stock would take a long time to recover. We decided to sell Clariant, a Swiss chemicals firm that we had purchased when we believed its valuation was depressed, after concluding a fundamental business improvement would take longer than we initially expected.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1  Brother Industries, Ltd.
    Japan
    Office equipment and supplies

 2  Komercni Banka AS
    Czech Republic
    Banking

 3  Daito Trust Construction Co., Ltd.
    Japan
    Engineering and construction

 4  CNP Assurances
    France
    Insurance

 5  Aisin Seiki Co., Ltd.
    Japan
    Automotive

 6  Banca Popolare di Milano Scrl (BPM)
    Italy
    Banking

 7  SKF AB Class B
    Sweden
    Manufacturing

 8  Dah Sing Financial Group
    Hong Kong
    Banking

 9  Kaneka Corp.
    Japan
    Chemicals

10 Parmalat Finanziaria SpA
   Italy
   Food

These holdings represent 12.8% of the fund's net assets as of 8/31/03. The fund's holdings will change over time.


A disappointing holding in Canada was Quebecor World, a magazine publisher. Although this stock was attractively valued, it struggled as advertising spending declined. Its situation worsened when key members of its executive team departed. We took this change in management as a reason to sell the fund's position in the stock.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.



The fund's management team

The fund is managed by the Putnam International Small- and Mid-Cap Core Team. The members of the team are Joseph Joseph (Portfolio Leader), Fabrice Bay (Portfolio Member), Andrew Graham (Portfolio Member), and Ronald Hua (Portfolio Member).



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We have moderate optimism for the coming months. Business conditions appear to be getting better in many international markets. We believe the smaller markets of Asia and Japan are poised to do well, supported in part by import demand from the United States. However, in our opinion, Europe remains a weak region. Its recovery prospects have been hampered by adverse movements in the currency markets; in particular, European exporters have been hard hit by the weakness of the dollar relative to the euro. They lose out not only to American competitors but also to those in countries with currencies pegged to the U.S. dollar, such as China. The fund still has significant holdings in Europe, but we are emphasizing companies that we believe have attractive stock valuations and industry positions that they can maintain in the face of international competition.

As we begin fiscal 2004, we consider that stocks are generally more appropriately valued than they were during most of the past 12 months. Their potential for further appreciation will depend on improved earnings. We see strong evidence of this potential in the technology and industrial sectors, but this potential in other sectors appears to us to be more questionable. For a broader recovery, there will need to be job growth and higher incomes in Japan and Europe as well as the United States. While geopolitical risks have receded, terrorism still remains a significant concern. We are also closely monitoring the SARS situation in Asia. A renewed outbreak of this disease could disrupt our positive outlook for Asian economic growth and would affect many consumer cyclicals stocks and the industrial sector. While keeping these concerns in mind, we will continue to analyze the earnings growth and valuations of international small and midsize companies to identify those we consider most attractive.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including illiquidity and volatility, may be associated with emerging-market securities. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended August 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

---------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/03
---------------------------------------------------------------------------------------------------
                         Class A          Class B         Class C         Class M          Class R
(inception dates)      (12/28/95)       (10/30/96)       (7/26/99)       (10/30/96)       (1/21/03)
---------------------------------------------------------------------------------------------------
                      NAV      POP     NAV     CDSC     NAV    CDSC     NAV      POP         NAV
---------------------------------------------------------------------------------------------------
1 year               9.67%    3.33%   8.75%   3.75%    8.81%   7.81%   9.12%    5.28%       9.46%
---------------------------------------------------------------------------------------------------
5 years             42.51    34.36   37.02   35.02    37.31   37.31   38.96    34.05       40.74
Annual average       7.34     6.09    6.50    6.19     6.55    6.55    6.80     6.04        7.07
---------------------------------------------------------------------------------------------------
Life of fund       120.83   108.10  108.36  108.36   108.50  108.50  112.43   104.99      116.73
Annual average      10.87    10.02   10.04   10.04    10.05   10.05   10.32     9.80       10.60
---------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes.



----------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/03
----------------------------------------------------------------
                           Citigroup              Lipper
                         World Ex-U.S.        International
                           Extended               Funds
                         Markets Index      category average*
----------------------------------------------------------------
1 year                      20.25%                7.51%
----------------------------------------------------------------
5 years                     21.29                 2.45
Annual average               3.94                 0.06
----------------------------------------------------------------
Life of fund                19.94                23.08
Annual average               2.40                 2.37
----------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 5-year, and life-of-fund periods ended 8/31/03, there were 831, 460, and 233 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 12/28/95 to 8/31/03

                                                  Citigroup
                                                  (formerly
                                                   Salomon
                                                Smith Barney)
                                                World Ex-U.S.
                        Fund's class A            Extended
Date                     shares at POP          Markets Index

12/31/95                    9,425                  10,000
8/31/96                    10,499                  10,732
8/31/97                    13,065                  10,640
8/31/98                    14,603                   9,888
8/31/99                    21,025                  12,360
8/31/00                    33,527                  13,430
8/31/01                    21,124                  10,786
8/31/02                    18,976                   9,974
8/31/03                   $20,810                 $11,994

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $20,836 and $20,850, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $21,243 ($20,499 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $21,673. See first page of performance section for performance calculation method.


---------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/03
---------------------------------------------------------------------------------------------------
                         Class A         Class B         Class C         Class M          Class R
---------------------------------------------------------------------------------------------------
Distributions (number)     1                --             1                1                --
---------------------------------------------------------------------------------------------------
Income                  $0.117              --          $0.002           $0.024              --
---------------------------------------------------------------------------------------------------
Capital gains              --               --             --               --               --
---------------------------------------------------------------------------------------------------
Total                   $0.117              --          $0.002           $0.024              --
---------------------------------------------------------------------------------------------------
Share value:         NAV     POP           NAV            NAV         NAV      POP          NAV
---------------------------------------------------------------------------------------------------
8/31/02             $15.00  $15.92        $14.63        $14.78       $14.79   $15.33         --
---------------------------------------------------------------------------------------------------
1/21/03*                --      --            --            --           --       --     $14.04
---------------------------------------------------------------------------------------------------
8/31/03              16.31   17.31         15.91         16.08        16.11    16.69      16.29
---------------------------------------------------------------------------------------------------

* Inception date of class R shares.



---------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/03 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------
                         Class A          Class B         Class C         Class M          Class R
(inception dates)      (12/28/95)       (10/30/96)       (7/26/99)       (10/30/96)       (1/21/03)
---------------------------------------------------------------------------------------------------
                      NAV      POP     NAV     CDSC     NAV    CDSC     NAV      POP         NAV
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
1 year               28.59%   21.17%   27.50%  22.50%   27.55%  26.55%  27.97%  23.52%     28.34%
---------------------------------------------------------------------------------------------------
5 years              54.61    45.72    48.80   46.80    48.94   48.94   50.78   45.45      52.75
Annual average        9.11     7.82     8.27    7.98     8.29    8.29    8.56    7.78       8.84
---------------------------------------------------------------------------------------------------
Life of fund        128.55   115.37   115.57  115.57   115.63  115.63  119.81  112.11     124.32
Annual average       11.25    10.40    10.41   10.41    10.42   10.42   10.69   10.18      10.98
---------------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Extended Markets Index is an unmanaged index of those companies whose capitalization falls within the bottom quintile of the Citigroup World Index.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2500 Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam International Capital Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Capital Opportunities Fund, formerly Putnam International Voyager Fund (the "fund") at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2003


The fund's portfolio
August 31, 2003

Common stocks (99.3%) (a)
Number of shares                                                          Value

Australia (1.4%)
-------------------------------------------------------------------------------
       175,446 Australand Holdings, Ltd.                               $199,846
       369,206 Caltex Australia, Ltd.                                   864,999
     1,038,743 CSR, Ltd.                                              1,357,994
    10,366,139 Deutsche Office Trust                                  7,379,862
     1,975,938 Downer EDI, Ltd.                                         997,485
       813,139 Orica, Ltd.                                            6,057,294
        32,689 QBE Insurance Group, Ltd.                                207,544
       215,610 Ridley Corp., Ltd.                                       202,337
        65,326 Sigma Co., Ltd.                                          269,317
        61,010 Sims Group, Ltd.                                         398,805
       108,322 Village Roadshow, Ltd. (NON)                              99,551
                                                                 --------------
                                                                     18,035,034

Austria (--%)
-------------------------------------------------------------------------------
         4,603 VA Technologie AG (NON)                                  129,361

Belgium (2.4%)
-------------------------------------------------------------------------------
       101,538 Colruyt SA                                             7,390,356
       250,713 Delhaize Group                                         9,718,468
         1,992 Econocom Group                                            12,028
       192,850 Mobistar SA (NON)                                      8,747,887
       100,681 Umicore                                                5,642,434
                                                                 --------------
                                                                     31,511,173

Bermuda (1.0%)
-------------------------------------------------------------------------------
         2,265 Max Re Capital, Ltd.                                      37,373
        31,200 Montpelier Re Holdings, Ltd. (NON)                       956,592
       669,799 Orient-Express Hotels, Ltd. Class A
               (NON)                                                 10,957,912
        32,634 RenaissanceRe Holdings, Ltd.                           1,364,101
                                                                 --------------
                                                                     13,315,978

Brazil (0.2%)
-------------------------------------------------------------------------------
       110,200 Aracruz Celulose SA ADR                                3,011,766

Canada (3.4%)
-------------------------------------------------------------------------------
       278,092 Agrium, Inc.                                           3,340,071
        98,000 Baytex Energy, Ltd. (NON)                                869,007
       632,635 Cinram International, Inc.                            13,021,216
       215,300 Dofasco, Inc.                                          4,866,019
         3,000 Fairfax Financial Holdings, Ltd.                         500,144
        47,500 Husky Injection Molding Systems,
               Ltd. (NON)                                               271,898
        32,200 Inmet Mining Corp. (NON)                                 211,246
        72,000 Kingsway Financial Services., Inc.
               (NON)                                                    861,654
            35 Methanex Corp.                                               350
       412,100 Penn West Petroleum, Ltd. (NON)                       13,413,824
        29,900 PetroKazakhstan, Inc. Class A (NON)                      491,855
       263,412 QLT PhotoTherapeutics, Inc. (NON)                      3,596,729
        10,400 Shermag, Inc. (NON)                                      109,466
        97,100 SNC-Lavalin Group, Inc.                                2,992,592
                                                                 --------------
                                                                     44,546,071

China (0.1%)
-------------------------------------------------------------------------------
     1,690,000 Chongqing Iron & Steel Co., Ltd.
               Class H                                                  687,996

Czech Republic (2.3%)
-------------------------------------------------------------------------------
     1,108,569 Cesky Telecom AS                                      12,335,180
       223,434 Komercni Banka AS                                     17,954,882
                                                                 --------------
                                                                     30,290,062

Denmark (0.8%)
-------------------------------------------------------------------------------
         8,050 NKT Holding A/S                                          123,797
       332,955 Novozymes A/S Class B                                  9,994,509
         2,200 Rockwool International A/S Class B                        46,845
        13,075 Topdanmark A/S (NON)                                     560,686
                                                                 --------------
                                                                     10,725,837

Finland (--%)
-------------------------------------------------------------------------------
         3,700 Jaakko Poyry Group OYJ                                    71,895
         2,500 Tamro OYJ                                                 11,692
                                                                 --------------
                                                                         83,587

France (8.3%)
-------------------------------------------------------------------------------
       216,347 Autoroutes du Sud de la France (ASF)                   6,115,773
       168,022 Autoroutes du Sud de la France (ASF)
               144A                                                   4,749,705
         1,995 Bongrain SA                                               86,312
       351,825 Cie Generale D'Optique Essilor
               International SA                                      14,290,639
       429,279 CNP Assurances                                        17,083,265
        10,801 Compagnie Generale de Geophysique SA
               (NON)                                                    214,974
         1,727 Eiffage SA                                               157,549
         7,311 Entenial                                                 383,644
         1,616 Eramet                                                    47,544
        10,976 Etam Developpement SA                                    306,659
       125,784 Generale De Sante                                      1,318,718
       268,323 Generale De Sante 144A                                 2,813,096
     2,142,537 Havas Advertising SA                                   9,996,328
        47,715 Imerys SA                                              7,862,467
         4,364 Kaufman & Broad SA                                       107,841
         6,236 Lectra (NON)                                              36,762
         3,214 Montupet                                                  53,525
       116,025 Neopost SA                                             4,915,295
        70,487 Oberthur Card Systems SA (NON)                           396,189
       106,436 Pernod-Ricard                                          9,131,471
        68,589 Pinguely-Haulotte                                        401,333
       297,599 Publicis Group SA                                      8,716,468
        45,515 SEB SA                                                 3,854,905
           965 STEF-TFE                                                  74,050
        34,310 UBI Soft Entertainment (NON)                             705,852
       118,476 Valeo SA                                               4,494,976
         6,647 Vinci SA                                                 431,257
       335,657 Zodiac SA                                              8,913,634
                                                                 --------------
                                                                    107,660,231

Germany (3.6%)
-------------------------------------------------------------------------------
         5,801 Aareal Bank AG                                           132,334
        11,510 Celanese AG                                              353,167
       374,100 Continental AG                                         9,630,610
       162,901 Deutsche Boerse AG                                     7,868,640
       227,009 Hannover Rueckversicherungs AG                         6,015,941
        16,600 Kolbenschmidt Pierburg AG                                360,825
       500,115 MAN AG                                                10,931,113
        10,707 Mobilcom AG (NON)                                        129,296
        22,091 Porsche AG (Preferred)                                 9,336,827
        66,600 Rheinmetall AG (Preferred)                             1,498,095
         9,400 Schwarz Pharma AG                                        224,961
         3,912 Vossloh AG                                               161,691
                                                                 --------------
                                                                     46,643,500

Greece (1.2%)
-------------------------------------------------------------------------------
       108,800 Greek Organization of Football
               Prognostics SA                                         1,294,737
       261,000 Greek Organization of Football
               Prognostics SA 144A                                    3,105,940
     1,592,924 Panafon Hellenic Telecom SA                           10,457,298
                                                                 --------------
                                                                     14,857,975

Hong Kong (2.1%)
-------------------------------------------------------------------------------
     3,476,400 Bank of East Asia, Ltd.                                8,201,685
     2,648,000 Brilliance China Automotive                              840,328
       280,000 Chen Hsong Holdings                                      140,016
     5,840,000 CNPC Hong Kong, Ltd.                                     614,020
     2,571,100 Dah Sing Financial Group                              15,230,580
       113,400 Dairy Farm International Holdings                        153,090
       305,000 Elec & Eltek Intl. Co., Ltd.                              48,102
       207,000 Industrial & Commercial Bank of
               China                                                    238,874
        63,000 Jardine Strategic Holdings, Ltd.                         214,200
       678,000 Oriental Press Group                                     212,986
       371,500 SmarTone Telecommunications
               Holdings, Ltd.                                           466,810
     2,664,000 Tian An China Investments Co., Ltd.
               (NON)                                                     51,578
        25,100 Tommy Hilfiger Corp. (NON)                               309,734
                                                                 --------------
                                                                     26,722,003

Hungary (0.7%)
-------------------------------------------------------------------------------
     2,309,259 Magyar Tavkozlesi I Rt (Matav)                         8,749,654

Ireland (1.2%)
-------------------------------------------------------------------------------
       261,216 Anglo Irish Bank Corp. PLC (Dublin
               Stock Exchange)                                        2,583,734
        71,400 Anglo Irish Bank Corp. PLC (London
               Stock Exchange)                                          704,733
       126,341 Depfa Bank PLC                                        11,546,538
        16,980 Heiton Group PLC                                          60,694
        24,960 Irish Continental Group PLC                              247,158
                                                                 --------------
                                                                     15,142,857

Italy (5.5%)
-------------------------------------------------------------------------------
     1,519,147 Arnoldo Mondadori Editore SpA                         11,023,626
     3,511,210 Banca Popolare di Milano Scrl (BPM)                   16,189,347
           106 Buzzi Unicem SpA                                           1,029
         2,800 Cattolica di Assicurazioni Scrl                           72,696
     1,145,000 Impregilo SpA                                            662,429
     1,147,055 Italcementi SpA                                       13,284,950
     4,507,967 Parmalat Finanziaria SpA                              14,574,352
       250,000 Saeco International Group SpA                            894,707
     3,976,126 Snam Rete Gas SpA                                     14,535,420
        63,815 Societa Iniziative Autostradali e
               Servizi SpA                                              508,607
        22,500 Sogefi SpA                                                57,058
                                                                 --------------
                                                                     71,804,221

Japan (23.5%)
-------------------------------------------------------------------------------
        48,300 Aeon Credit Service Co., Ltd.                          1,718,198
     1,170,000 Aisin Seiki Co., Ltd.                                 16,828,905
       180,600 Arisawa Manufacturing Co., Ltd.                        6,037,545
     1,808,000 Asics Corp.                                            3,471,558
     2,252,000 Brother Industries, Ltd.                              19,979,599
        45,000 Bunka Shutter Co., Ltd.                                  155,452
       242,000 Canon, Inc.                                            1,854,517
        49,100 Citizen Electronics Co., Ltd.                          3,257,620
       664,710 Daewoo Shipbuilding & Marine
               Engineering Co., Ltd. (NON)                            7,559,934
        10,800 Daiichikosho Co., Ltd.                                   356,420
         4,000 Daimei Telecom Engineering Corp.                          17,178
       648,000 Daito Trust Construction Co., Ltd.                    17,441,454
         5,200 Dydo Drinco, Inc.                                        104,749
        30,000 Eizo Nanao Corp.                                         594,034
        20,000 ESPEC Corp.                                              135,093
        49,000 Exedy Corp.                                              566,192
        10,000 Fancl Corp.                                              290,588
         2,400 Fujimi, Inc.                                              70,564
        79,500 FUNAI Electric Co., Ltd.                               9,642,765
       116,100 Futaba Corp.                                           2,692,015
        72,000 Hirose Electric Co., Ltd.                              7,708,555
       648,000 Hitachi Maxell, Ltd.                                   9,381,725
        24,000 Horiba, Ltd.                                             245,843
        22,500 Idec Izumi Corp.                                         117,842
           178 Japan Retail Fund Investment Corp.                       938,368
        17,200 Joint Corp.                                              212,014
            40 K's Denki Corp.                                              480
     2,031,000 Kaneka Corp.                                          15,041,865
       838,000 Kansai Paint Co., Ltd.                                 3,218,104
           300 Keihin Corp.                                               2,749
       580,000 Kikkoman Corp.                                         3,679,067
       100,400 Mabuchi Motor Co., Ltd.                                8,477,113
        68,000 Makita Corp.                                             612,618
       266,300 Meitec Corp.                                           9,587,348
       195,000 Mercian Corp.                                            381,107
       991,000 NGK Spark Plug Co., Ltd.                               9,114,889
        42,000 Nichias Corp.                                            102,246
        63,000 Nifco, Inc.                                              733,362
        58,000 Nihon Kohden Corp.                                       308,246
        38,000 Nihon Parkerizing Co., Ltd.                              159,283
     1,201,000 Nippon Electric Glass Co., Ltd.                       13,331,862
       699,000 Nippon Light Metal Co., Ltd.                           1,342,157
        17,000 Nippon Shinyaku Co., Ltd.                                 91,222
        22,000 Nissha Printing Co., Ltd.                                266,089
       271,800 Nissin Food Products Co., Ltd.                         5,743,074
        82,000 Noritz Corp.                                             979,136
       562,000 Olympus Optical Co., Ltd.                             12,910,681
       363,000 Ono Pharmaceutical Co., Ltd.                          12,166,381
     1,078,000 Onward Kashiyama Co., Ltd.                            10,534,202
       157,000 Ryobi, Ltd. (NON)                                        343,177
        25,000 Santen Pharmaceutical Co., Ltd.                          270,015
     1,262,600 Sanwa Shutter Corp.                                    5,714,493
       246,000 Seino Transportation Co., Ltd.                         1,383,302
       508,700 Shimano, Inc.                                          9,244,334
     1,040,400 Showa Shell Sekiyu K.K.                                7,205,925
       904,000 Sumitomo Rubber Industries                             4,230,962
       170,000 Toho Gas Co., Ltd.                                       444,454
        32,900 Tokyo Steel Manufacturing Co., Ltd.                      239,432
       136,000 Tokyo Tatemono Co., Ltd.                                 402,194
     2,067,000 Toshiba TEC Corp.                                      8,859,078
        85,800 Uni-Charm Corp.                                        3,971,541
       444,000 Uniden                                                 5,716,510
       938,000 USHIO, Inc.                                           13,893,914
     1,217,000 Victor Co. of Japan, Ltd. (NON)                       10,452,889
     1,038,000 Yamaha Motor Co., Ltd.                                10,677,182
        59,000 Yamatake Corp.                                           477,422
        38,000 Yamato Kogyo Co., Ltd.                                   287,948
       124,000 Yodogawa Steel Works, Ltd.                               450,677
         7,100 Yusen Air & Sea Service Co., Ltd.                        130,850
                                                                 --------------
                                                                    304,558,307

Mexico (0.3%)
-------------------------------------------------------------------------------
       261,358 Grupo Aeroportuario del Sureste SA
               de CV ADR                                              3,886,393

Netherlands (4.5%)
-------------------------------------------------------------------------------
       361,496 CSM NV                                                 7,282,203
       395,327 Equant NV (NON)                                        3,068,309
           952 Gamma Holding NV                                          36,474
       218,198 Hunter Douglas NV                                      7,267,576
        19,940 Koninklijke BAM NBM NV                                   418,102
       540,256 Koninklijke Vendex KRB NV                              6,114,789
       262,236 Nutreco Holding NV                                     5,081,129
       154,581 Stork NV                                               2,065,237
       780,003 TPG NV                                                14,556,884
         7,384 Twentsche Kabel                                          121,592
        17,993 Unit 4 Agresso NV (NON)                                  175,799
       899,501 Van der Moolen Holding NV                             11,958,288
                                                                 --------------
                                                                     58,146,382

New Zealand (0.5%)
-------------------------------------------------------------------------------
     2,789,697 Fletcher Building, Ltd.                                6,758,208

Norway (1.2%)
-------------------------------------------------------------------------------
     2,873,166 DnB Holdings ASA                                      13,455,387
         2,996 Odfjell ASA Class A                                       56,762
       293,725 Tandberg ASA (NON)                                     1,928,121
                                                                 --------------
                                                                     15,440,270

Singapore (0.6%)
-------------------------------------------------------------------------------
       438,000 Chuan Hup Holdings, Ltd.                                 111,212
        84,000 Cycle & Carriage, Ltd.                                   224,307
       185,000 Hong Leong Asia, Ltd.                                    180,503
    12,948,000 Singapore Post, Ltd.                                   5,688,668
     2,476,300 Singapore Post, Ltd. 144A (NON)                        1,087,956
                                                                 --------------
                                                                      7,292,646

South Korea (3.5%)
-------------------------------------------------------------------------------
       583,415 Asiana Airlines (NON)                                  1,228,034
         8,640 Hankuk Electric Glass Co., Ltd.                          725,989
       153,630 Hyundai Development Co.                                1,220,486
       129,100 Hyundai Marine & Fire Insurance Co.                    4,366,521
       720,160 Hyundai Merchant Marine Co., Ltd.
               (NON)                                                  3,783,560
       270,460 Korea Tobacco & Ginseng Corp.                          4,476,294
       803,740 LG Engineering & Construction, Ltd.                   13,438,871
        78,890 LG Household & Health Care, Ltd.                       1,945,132
       140,560 Samsung SDI Co., Ltd.                                 13,182,719
         8,730 Sindo Ricoh Co., Ltd.                                    547,570
        88,260 Ssangyong Motor Co. (NON)                                621,760
                                                                 --------------
                                                                     45,536,936

Spain (1.8%)
-------------------------------------------------------------------------------
     1,180,000 Compagnie Industriali Riunite (CIR) SpA                1,479,351
             1 Corp. Financiera Alba                                         24
        97,359 Corp. Mapfre SA                                        1,068,807
        16,008 Recoletos Grupo de Comunicacion SA                       102,981
       615,249 Red Electrica de Espana                                7,598,479
     2,784,717 TPI Paginas Amarillas                                 12,900,803
         3,509 Vidrala SA                                                36,596
        29,714 Viscofan SA (NON)                                        222,795
                                                                 --------------
                                                                     23,409,836

Sweden (6.6%)
-------------------------------------------------------------------------------
       886,763 Alfa Laval AB                                         10,237,920
       409,209 Autoliv, Inc. SDR (Swedish Depositary
               Receipts)                                             12,263,933
       932,231 Billerud AB                                           11,710,884
     1,406,377 Eniro AB                                              11,525,749
       147,200 Getinge AB Class B                                     4,543,645
       508,970 SKF AB Class B                                        15,832,241
     1,373,478 Swedish Match AB                                       9,284,254
       230,085 Tele2 AB Class B (NON)                                 8,657,367
        98,800 Trelleborg AB Class B                                  1,229,326
                                                                 --------------
                                                                     85,285,319

Switzerland (5.7%)
-------------------------------------------------------------------------------
        96,970 Actelion, Ltd. (NON)                                   6,925,439
         1,254 BKW FMB Energie AG                                       334,502
        13,020 Charles Voegele Holding AG (NON)                         486,785
       121,967 Ciba Specialty Chemicals AG                            8,392,744
       315,474 Converium Holding AG                                  14,205,568
         1,685 Geberit International AG (NON)                           577,632
           892 Kuoni Reisen Holding AG                                  244,309
         1,487 Leica Geosystems AG (NON)                                173,901
       382,647 Micronas Semiconductor Holding AG
               (NON)                                                 10,657,930
        84,824 Nobel Biocare Holding AG                               6,739,516
       105,555 Saurer AG                                              3,712,744
        21,926 Schindler Holding AG (NON)                             4,462,870
           941 Siegfried Holding AG                                     100,807
         1,547 Sika AG                                                  522,590
       135,521 Swatch Group AG (The) Class B                         13,163,017
        27,097 Swiss Life Holding (NON)                               3,043,139
           260 Zehnder Group AG Class B                                 170,833
                                                                 --------------
                                                                     73,914,326

Taiwan (1.2%)
-------------------------------------------------------------------------------
     1,109,873 ASE Test, Ltd. (NON)                                   9,123,156
       673,650 Media Tek, Inc.                                        6,706,714
                                                                 --------------
                                                                     15,829,870

United Kingdom (15.3%)
-------------------------------------------------------------------------------
     9,086,956 Aegis Group PLC                                       14,012,631
        88,831 Alexon Group PLC                                         421,485
       122,095 Alliance & Leicester PLC                               1,698,362
       693,957 Alliance Unichem PLC                                   5,597,568
     1,697,596 Balfour Beatty PLC                                     5,792,710
       930,858 Berkeley Group PLC                                    13,095,619
       179,353 Bovis Homes Group PLC                                  1,310,531
       851,811 Cairn Energy PLC (NON)                                 4,444,493
       632,511 Capital Radio PLC                                      5,577,115
       242,310 Cattles PLC                                            1,348,996
        12,475 CD Bramall PLC                                           104,966
       134,795 Countryside Properties PLC                               443,439
       418,556 Countrywide Assured Group PLC                            887,064
       186,321 Cox Insurance Holdings PLC (NON)                         244,589
       621,257 Daily Mail and General Trust Class A                   5,480,340
       533,923 Davis Service Group PLC                                3,489,337
        73,590 Delta PLC                                                137,689
       158,400 Devro PLC                                                189,147
        95,954 Domino Printing Sciences                                 254,958
     1,407,434 easyJet PLC (NON)                                      5,414,739
       495,791 Electrocomponents PLC                                  2,979,744
       167,498 Elementis PLC (NON)                                      106,628
     4,819,377 Enodis PLC (NON)                                       5,221,294
        15,798 French Connection Group PLC                              419,767
       231,698 Future Network PLC (The) (NON)                           234,530
       999,641 Galen Holdings PLC                                     9,976,313
        31,283 Go-Ahead Group PLC                                       426,741
       262,455 House of Fraser PLC                                      386,457
     1,242,271 IMI PLC                                                6,542,703
       816,444 Informa Group PLC                                      3,512,303
     1,746,793 JJB Sports PLC                                         6,354,274
        99,353 Kensington Group PLC                                     499,695
       112,939 Laird Group PLC                                          424,009
        70,647 London Scottish Bank PLC                                 148,049
     2,564,358 London Stock Exchange PLC                             14,083,726
        82,476 Lonmin PLC                                             1,213,782
       105,989 Low & Bonar PLC                                          149,193
       580,726 Man Group PLC                                         11,278,888
        83,864 Metalrax Group PLC                                       116,882
       922,647 New Look Group PLC                                     4,530,998
       223,927 NHP PLC                                                  467,495
     1,029,399 Northern Rock PLC                                     11,128,046
            40 Octel Corp.                                                  712
       192,484 Pace Micro Technology PLC                                166,677
        99,747 Paragon Group Cos.                                       483,692
       444,416 Peacock Group PLC                                      1,170,309
     1,289,116 Provident Financial PLC                               13,028,353
       179,155 Redrow PLC                                               973,800
        55,171 RM PLC                                                   108,419
       104,564 Savills PLC                                              349,775
       583,891 Severn Trent PLC                                       5,910,285
        41,056 St. Modwen Properties PLC                                140,258
     3,372,559 Taylor Woodrow PLC                                    12,161,610
        39,667 Vardy (Reg) PLC                                          327,175
     1,051,419 WH Smith Group PLC                                     5,870,123
     1,044,037 William Hill PLC                                       5,127,128
       371,772 Wilson Connolly Holdings PLC                           1,193,629
       286,136 Wimpey (George) PLC                                    1,764,956
        43,591 WSP Group PLC                                             95,487
                                                                 --------------
                                                                    199,019,683

United States (0.4%)
-------------------------------------------------------------------------------
       313,570 Daewoo Shipbuilding & Marine
               Engineering Co., Ltd. (NON)                            3,566,320
        21,500 NEC Electronics Corp. 144A (NON)                       1,457,783
                                                                 --------------
                                                                      5,024,103
                                                                 --------------
               Total Common stocks (cost $1,187,256,421)         $1,288,019,585

Short-term investments (6.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $70,664,436 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 0.82% to
               1.08% and due dates ranging
               from September 2, 2003 to October
               24, 2003 (d)                                         $70,642,440
     6,534,360 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.94% to 1.22%
               and due dates ranging from September
               2, 2003 to October 22, 2003 (d)                        6,534,360
     2,250,000 U.S. Treasury Bills zero %, November
               6, 2003                                                2,245,473
                                                                 --------------
               Total Short-term investments (cost $79,422,273)      $79,422,273
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,266,678,694)                             $1,367,441,858
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,296,928,769.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.


Forward currency contracts to buy at August 31, 2003
(aggregate face value $286,383,100)

                                                                                           Unrealized
                                         Market         Aggregate          Delivery     appreciation/
                                          value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollars                  $91,804,437       $92,450,471          12/17/03         $(646,034)
British Pounds                      155,092,491       154,235,648          12/17/03           856,843
Canadian Dollars                     27,863,069        27,625,781          12/17/03           237,288
Euro                                  5,941,093         5,863,732          12/17/03            77,361
Singapore Dollars                     6,194,149         6,207,468           9/17/03           (13,319)
------------------------------------------------------------------------------------------------------
                                                                                             $512,139
------------------------------------------------------------------------------------------------------



Forward currency contracts to sell at August 31, 2003
(aggregate face value $268,928,034)

                                                                                           Unrealized
                                         Market         Aggregate          Delivery     appreciation/
                                          value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Canadian Dollars                     $6,042,816        $6,017,120          12/17/03          $(25,696)
Danish Krone                          5,921,133         6,182,269           9/17/03           261,136
Euro                                 50,192,559        49,529,581          12/17/03          (662,978)
Hong Kong Dollars                    18,608,799        18,605,823           9/17/03            (2,976)
Japanese Yen                         69,795,946        69,340,315          12/17/03          (455,631)
Mexican Pesos                         2,938,708         3,011,838           9/17/03            73,130
New Zealand Dollars                   3,036,816         3,107,379           9/17/03            70,563
Norwegian Krone                      17,863,817        18,374,075           9/17/03           510,258
Swedish Krona                        65,396,553        68,072,863           9/17/03         2,676,310
Swiss Francs                         26,931,850        26,686,771          12/17/03          (245,079)
------------------------------------------------------------------------------------------------------
                                                                                           $2,199,037
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
August 31, 2003

Assets
-----------------------------------------------------------------------------
Investments in securities, at value, including $67,214,691 of
securities on loan (identified cost $1,266,678,694) (Note 1)   $1,367,441,858
-----------------------------------------------------------------------------
Cash                                                                    2,199
-----------------------------------------------------------------------------
Foreign currency (cost $7,701,172) (Note 1)                         7,769,230
-----------------------------------------------------------------------------
Dividends, interest and other receivables                           3,896,465
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,928,238
-----------------------------------------------------------------------------
Receivable for securities sold                                     16,694,185
-----------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               33,181
-----------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             4,762,889
-----------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           5,995,698
-----------------------------------------------------------------------------
Total assets                                                    1,409,523,943

Liabilities
-----------------------------------------------------------------------------
Payable for securities purchased                                   21,480,413
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                          4,772,938
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,935,895
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            523,061
-----------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 57,050
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,648
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                732,002
-----------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                2,051,713
-----------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              9,102,368
-----------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 70,642,440
-----------------------------------------------------------------------------
Other accrued expenses                                                295,646
-----------------------------------------------------------------------------
Total liabilities                                                 112,595,174
-----------------------------------------------------------------------------
Net assets                                                     $1,296,928,769

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $2,082,997,980
-----------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        3,221,267
-----------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (892,741,552)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 103,451,074
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                    $1,296,928,769

Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value and redemption price per class A share
($703,808,935 divided by 43,153,746 shares)                            $16.31
-----------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.31)*                $17.31
-----------------------------------------------------------------------------
Net asset value and offering price per class B share
($429,457,005 divided by 26,988,152 shares)**                          $15.91
-----------------------------------------------------------------------------
Net asset value and offering price per class C share
($85,732,421 divided by 5,330,592 shares)**                            $16.08
-----------------------------------------------------------------------------
Net asset value and redemption price per class M share
($21,987,029 divided by 1,364,865 shares)                              $16.11
-----------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.11)*                $16.69
-----------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R
share ($1,160 divided by 71 shares)                                    $16.29
-----------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y
share ($55,942,219 divided by 3,421,291 shares)                        $16.35
-----------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended August 31, 2003

Investment income:
-----------------------------------------------------------------------------
Dividends (net of foreign tax of $4,365,906)                      $30,968,286
-----------------------------------------------------------------------------
Interest                                                              505,133
-----------------------------------------------------------------------------
Securities lending                                                    257,384
-----------------------------------------------------------------------------
Total investment income                                            31,730,803
-----------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   11,288,546
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      3,877,192
-----------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             48,246
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       23,845
-----------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,627,406
-----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               4,072,752
-----------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 864,813
-----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 152,804
-----------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-----------------------------------------------------------------------------
Other                                                               1,752,571
-----------------------------------------------------------------------------
Total expenses                                                     23,708,178
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,912,008)
-----------------------------------------------------------------------------
Net expenses                                                       21,796,170
-----------------------------------------------------------------------------
Net investment income                                               9,934,633
-----------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                 (251,903,614)
-----------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                      (574,667)
-----------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (1,746,738)
-----------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                  2,612,766
-----------------------------------------------------------------------------
Net unrealized appreciation of investments during the year        335,985,219
-----------------------------------------------------------------------------
Net gain on investments                                            84,372,966
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations              $94,307,599
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                        Year ended August 31
-----------------------------------------------------------------------------
Decrease in net assets                                 2003              2002
-----------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------
Net investment income                            $9,934,633        $4,250,452
-----------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                          (254,225,019)     (137,241,491)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                              338,597,985       (47,780,771)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        94,307,599      (180,771,810)
-----------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-----------------------------------------------------------------------------
  From net investment income
   Class A                                       (5,617,285)       (5,695,391)
-----------------------------------------------------------------------------
   Class C                                          (11,213)               --
-----------------------------------------------------------------------------
   Class M                                          (33,954)          (38,825)
-----------------------------------------------------------------------------
   Class Y                                         (495,734)         (264,104)
-----------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                       (195,559,223)      (53,618,052)
-----------------------------------------------------------------------------
Total decrease in net assets                   (107,409,810)     (240,388,182)

Net assets
-----------------------------------------------------------------------------
Beginning of year                             1,404,338,579     1,644,726,761
-----------------------------------------------------------------------------
End of year (including undistributed net
investment income of $3,221,267 and
$1,191,563, respectively)                    $1,296,928,769    $1,404,338,579
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------

Per-share                                                                           Year ended August 31
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $15.00          $16.82          $26.76          $17.28          $12.37
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                             .16             .10             .11             .05            (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.27           (1.80)         (10.00)          10.13            5.33
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.43           (1.70)          (9.89)          10.18            5.32
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.12)           (.12)             --            (.15)           (.14)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.05)           (.55)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.12)           (.12)           (.05)           (.70)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.31          $15.00          $16.82          $26.76          $17.28
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      9.67          (10.17)         (37.00)          59.46           43.98
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $703,809        $751,623        $874,525      $1,311,822        $216,735
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.65            1.54            1.47            1.48            1.78
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                   1.13             .60             .54             .17            (.07)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     93.27           90.87          203.36          144.34          106.76
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------

Per-share                                                                           Year ended August 31
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $14.63          $16.42          $26.31          $17.07          $12.25
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                             .05            (.02)           (.05)           (.15)           (.12)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.23           (1.77)          (9.79)          10.01            5.27
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.28           (1.79)          (9.84)           9.86            5.15
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                             --              --              --            (.07)           (.06)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.05)           (.55)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --            (.05)           (.62)           (.33)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $15.91          $14.63          $16.42          $26.31          $17.07
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      8.75          (10.90)         (37.44)          58.24           42.84
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $429,457        $478,348        $584,300        $936,798        $171,524
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.40            2.29            2.22            2.23            2.53
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                    .37            (.15)           (.23)           (.57)           (.83)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     93.27           90.87          203.36          144.34          106.76
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          period
                                                                                                                        July 26,
                                                                                                                        1999+ to
Per-share                                                                   Year ended August 31                       August 31
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $14.78          $16.59          $26.59          $17.27          $16.21
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                             .05            (.03)           (.04)           (.11)           (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.25           (1.78)          (9.91)          10.11            1.07
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.30           (1.81)          (9.95)          10.00            1.06
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                             -- (d)          --              --            (.13)             --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.05)           (.55)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           -- (d)          --            (.05)           (.68)             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.08          $14.78          $16.59          $26.59          $17.27
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      8.81          (10.91)         (37.46)          58.41            6.54*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $85,732        $102,078        $125,787        $170,579          $2,711
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.40            2.29            2.22            2.23             .26*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                    .34            (.16)           (.19)           (.44)           (.14)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     93.27           90.87          203.36          144.34          106.76
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------

Per-share                                                                           Year ended August 31
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $14.79          $16.58          $26.50          $17.15          $12.30
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                             .08             .02              -- (d)        (.10)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.26           (1.79)          (9.87)          10.10            5.28
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.34           (1.77)          (9.87)          10.00            5.20
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.02)           (.02)             --            (.10)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.05)           (.55)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.02)           (.02)           (.05)           (.65)           (.35)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.11          $14.79          $16.58          $26.50          $17.15
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      9.12          (10.68)         (37.28)          58.79           43.17
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $21,987         $23,904         $32,695         $64,164         $18,701
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.15            2.04            1.97            1.98            2.28
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                             .61             .11            (.01)           (.40)           (.58)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     93.27           90.87          203.36          144.34          106.76
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          period
                                                                                                                     January 21,
                                                                                                                        2003+ to
Per-share                                                                                                              August 31
operating performance                                                                                                       2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                       $14.04
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                                    .07
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                         2.18
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                       2.25
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                             $16.29
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                     16.03*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                                $1
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                                   1.16*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                    .53*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                     93.27
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          period
                                                                                                                     February 1,
                                                                                                                        2000+ to
Per-share                                                                          Year ended August 31                August 31
operating performance                                                       2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                       $15.05          $16.90          $26.81          $26.48
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                    .21             .15             .18             .15
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                  1.25           (1.84)         (10.04)            .18
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                       1.46           (1.69)          (9.86)            .33
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                           (.16)           (.16)             --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                --              --            (.05)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.16)           (.16)           (.05)             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                             $16.35          $15.05          $16.90          $26.81
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                      9.90          (10.02)         (36.81)           1.25*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                           $55,942         $48,386         $27,420         $36,815
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                   1.40            1.29            1.22             .72*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                   1.43             .87             .85             .51*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     93.27           90.87          203.36          144.34
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
August 31, 2003

Note 1
Significant accounting policies

Putnam International Capital Opportunities Fund (formerly known as Putnam International Voyager Fund) (the "fund"), is a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2003, the value of securities loaned amounted to $67,214,691. The fund received cash collateral of $70,642,440, which is pooled with collateral of other Putnam funds into 33 issuers of high grade short-term investments.

H) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2003, the fund had a capital loss carryover of $709,885,194 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
   $65,154,464   August 31, 2009
   543,624,696   August 31, 2010
   101,106,034   August 31, 2011


Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2004 $180,146,247 of losses recognized during the period November 1, 2002 to August 31, 2003.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, realized gains and losses on certain futures contracts, realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2003, the fund reclassified $1,746,743 to decrease undistributed net investment income, with a decrease to accumulated net realized losses of $1,746,743.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $153,431,028
Unrealized depreciation            (55,722,542)
                                  ------------
Net unrealized appreciation         97,708,486
Undistributed ordinary income        6,032,075
Capital loss carryforward         (709,885,194)
Post-October loss                 (180,146,247)
Cost for federal income
tax purposes                    $1,269,733,372

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administration services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2003, the fund's expenses were reduced by $1,912,008 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,225 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rates of 0.25%, 1.00%, 1.00%, 0.75% and ..50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $90,363 and $2,690 from the sale of class A and class M shares, respectively, and received $955,189 and $9,571 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2003, Putnam Retail Management, acting as underwriter, received $7,705 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended August 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,096,922,660 and $1,249,026,382, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         41,581,325      $587,264,647
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       380,140         5,181,379
----------------------------------------------------------------
                                    41,961,465       592,446,026

Shares repurchased                 (48,911,256)     (689,651,902)
----------------------------------------------------------------
Net decrease                        (6,949,791)     $(97,205,876)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         48,070,888      $770,020,123
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       328,338         5,171,351
----------------------------------------------------------------
                                    48,399,226       775,191,474

Shares repurchased                 (50,274,254)     (801,608,743)
----------------------------------------------------------------
Net decrease                        (1,875,028)     $(26,417,269)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,656,314       $35,953,461
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,656,314        35,953,461

Shares repurchased                  (8,370,123)     (112,875,135)
----------------------------------------------------------------
Net decrease                        (5,713,809)     $(76,921,674)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,386,301      $119,633,084
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     7,386,301       119,633,084

Shares repurchased                 (10,274,502)     (159,581,462)
----------------------------------------------------------------
Net decrease                        (2,888,201)     $(39,948,378)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,068,896       $14,642,977
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           829            11,202
----------------------------------------------------------------
                                     1,069,725        14,654,179

Shares repurchased                  (2,643,356)      (35,495,416)
----------------------------------------------------------------
Net decrease                        (1,573,631)     $(20,841,237)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,323,807       $51,426,064
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,323,807        51,426,064

Shares repurchased                  (4,001,520)      (61,164,937)
----------------------------------------------------------------
Net decrease                          (677,713)      $(9,738,873)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            342,724        $4,877,254
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,513            33,944
----------------------------------------------------------------
                                       345,237         4,911,198

Shares repurchased                    (596,334)       (8,280,679)
----------------------------------------------------------------
Net decrease                          (251,097)      $(3,369,481)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            631,926       $10,288,299
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,316            36,112
----------------------------------------------------------------
                                       634,242        10,324,411

Shares repurchased                    (990,297)      (15,750,559)
----------------------------------------------------------------
Net decrease                          (356,055)      $(5,426,148)
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                              to August 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 71            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            71             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                71            $1,000
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,241,328       $60,346,514
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        36,342           495,734
----------------------------------------------------------------
                                     4,277,670        60,842,248

Shares repurchased                  (4,070,895)      (58,064,203)
----------------------------------------------------------------
Net increase                           206,775        $2,778,045
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,755,698       $79,763,057
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        16,734           264,104
----------------------------------------------------------------
                                     4,772,432        80,027,161

Shares repurchased                  (3,180,391)      (52,114,545)
----------------------------------------------------------------
Net increase                         1,592,041       $27,912,616
----------------------------------------------------------------

At August 31,2003, Putnam, LLC owned 71 class R shares of the fund (100% of class R shares outstanding), valued at $1,160.


Federal tax information
(Unaudited)

For the year ended August 31, 2003, interest and dividends from foreign countries were $35,218,910 or $0.439 per share (for all classes of shares). Taxes paid to foreign countries were $4,365,906 or $0.054 per share (for all classes of shares).

For its tax year ended August 31, 2003, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice President and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.


Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

Lawrence J. Lasser* (11/1/42), Trustee since 1992

Mr. Lasser is the President and Chief Executive Officer of Putnam
Investments, LLC since 1985. He started his career at Putnam in 1969.

Mr. Lasser is a Director of Marsh & McLennan Companies, Inc. (the parent company of Putnam Investments). He is also a member of the Board of Governors of the Investment Company Institute (the national association for the U.S. investment company industry). Mr. Lasser is a Director of the United Way of Massachusetts Bay, a Trustee of the Museum of Fine Arts, Boston, and a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston. He is also a member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

Mr. Lasser is a graduate of Antioch College and Harvard Business School.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2003, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund+
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds
Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[PHOTO OMITTED: SAMUEL PUTNAM]

Putnam is a leader in global money management

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, one of the first funds to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has over $270 billion in assets under management, over 100 mutual funds, nearly 12 million shareholder accounts, and over 2,300 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals. Information as of 8/31/03.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN011-203384  2AZ/2CI/2NU/2CJ/22B/2QF  10/03

Not FDIC Insured  May Lose Value  No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam International Capital Opportunities Fund
Supplement to Annual Report dated 8/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 8/31/03

                                                                        NAV

1 year                                                                 9.90%
5 years                                                               43.72
Annual average                                                         7.52
Life of fund (since class A inception, 12/28/95)                     122.71
Annual average                                                        11.00

Share value:                                                            NAV

8/31/02                                                              $15.05
8/31/03                                                              $16.35

----------------------------------------------------------------------------

Distributions:      No.        Income        Capital gains            Total
                     1         $0.158              --                $0.158

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: October 29, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: October 29, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: October 29, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: October 29, 2003